[LOGO]


Indenture Trustee
State Street Bank & Trust Company
777 Main Street, 11th Floor
Hartford, CT 06115

Re: Newcourt Receivables Asset Trust, Series 1996-1
Re: Newcourt Receivables Asset Trust, Series 1996-2
Re: Newcourt Receivables Asset Trust, Series 1996-3

1) The Monthly Servicer Certificate for the Collection Period ended October 31, 1997 accurately reflects the Collections made during this reporting period in accordance with the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

2) Newcourt Credit Group Inc., as Servicer, has complied with all of the covenants and other requirements contained in the Prospectus and Prospectus Supplement dated April 11, 1996 (Series 1996-1) and Prospectus Supplement dated September 17, 1996 (Series 1996-2) and Prospectus Supplement dated December 9, 1996 (Series 1996-3);

3) No Event of Default or Restricting Event has occurred during the reporting period and none is continuing as at the end of the reporting period.

Dated at Toronto, Ontario this 17th day of November, 1997.

Newcourt Credit Group Inc.,
as Servicer



By: /s/ Daniel A. Jauernig
    -----------------------------------
    Daniel A. Jauernig
    Senior Vice President and Treasurer

cc. Issuer Trustee, Chemical Bank Delaware
    Underwriter, First Union Capital Markets Group
    Standard & Poor's

Newcourt Receivables Asset Trust                                                                                      Master Trust
Monthly Servicer Certificate -- Accounts                               Collection      Reserve      Cash Collateral   Distribution
                                                                         Account       Account          Account         Account
----------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances                                                    0.00   3,081,721.09   1,357,635.39              0.00
Investment Earnings                                                      54,578.96      13,490.30       5,616.43
Deposit to Collections                                                        0.00                          0.00
Withdraw in Excess of Required Balance                                                                (46,182.98)

COLLECTION ACCOUNT

Collections [4.3 a]                                                  16,761,608.88
Add: Servicer Advances [4.3 b]                                          101,753.75
Add: Liquidation Proceeds from Servicer                                       0.00
Less: Collections to reimburse Servicer Advances [4.3 c]               (105,777.10)

Less: Investment Earnings to Newcourt [4.2 e]                          ( 57,578.96)    (13,490.30)     (5,616.43)
----------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT                                                    (16,757,585.53)                                  16,757,585.53

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]                             0.00                                            0.00
 (B)     Servicing Fee [4.3 d ii]                                      (154,086.05)                                     154,086.05
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]                      0.00                                            0.00
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]                                                  16,603,499.48
     (1) Class A Interest [4.3 d iv A]                               (1,520,728.04)
     (2) Class B Interest [4.3 d iv B]                                  (93,032.12)
     (3) Class A Principal [4.3 d iv C]                             (14,178,514.81)
     (4) Deposit Reserve Account [4.3 d iv D]                                 0.00           0.00
         Repayment Newcourt Advance                                           0.00    (148,752.99)
     (5) Class C Interest [4.3 d iv E]                                 (114,440.41)
     (6) Class B Principal [4.3 d iv F]                                (348,392.05)
     (7) Class C Principal [4.3 d iv G]                                (348,392.05)
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                   0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                   0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                             0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                   0.00

         Subtotal                                                             0.00

Distributions to Noteholders                                        (16,757,585.53)                                     154,086.05

Ending Balance                                                               (0.00)  2,932,968.10   1,311,452.41            (0.00)

Newcourt Receivables Asset Trust
Monthly Servicer Certificate -- Accounts                                                                               October 1997

                                                                            Series 1996-1      Series 1996-2     Series 1996-3
------------------------------------------------------------------------------------------------------------------------------
Beginning Account Balances
Investment Earnings
Deposit to Collections
Withdraw in Excess of Required Balance

COLLECTION ACCOUNT

Collections [4.3 a]
Add: Servicer Advances [4.3 b]
Add: Liquidation Proceeds from Servicer
Less: Collections to reimburse Servicer Advances [4.3 c]

Less: Investment Earnings to Newcourt [4.2 e]
------------------------------------------------------------------------------------------------------------------------------
AVAILABLE AMOUNT

PAYMENTS ON PAYMENT DATE
 (A)     Unreimbursed Servicer Advances [4.3 d i]
 (B)     Servicing Fee [4.3 d ii]
 (C)     Amount owed to Hedging Counterparty [4.3 d iii]
 (D)     Series Available Amount to each Series of Notes [4.3 d iv]          3,524,662.88       5,681,151.16      7,397,685.44
     (1) Class A Interest [4.3 d iv A]                                         323,582.44         563,424.02        633,721.58
     (2) Class B Interest [4.3 d iv B]                                          21,613.63          34,219.32         37,199.17
     (3) Class A Principal [4.3 d iv C]                                      3,368,924.26       5,045,164.02      5,764,426.53
     (4) Deposit Reserve Account [4.3 d iv D]                                        0.00               0.00              0.00
         Repayment Newcourt Advance
     (5) Class C Interest [4.3 d iv E]                                          25,976.54          41,843.78         46,620.09
     (6) Class B Principal [4.3 d iv F]                                         87,590.20         125,145.11        135,656.74
     (7) Class C Principal [4.3 d iv G]                                         87,590.20         125,145.11        135,656.74
     (8) Class A Accelerated Principal Payment [4.3 d iv H]                          0.00               0.00              0.00
     (9) Class B Accelerated Principal Payment [4.3 d iv I]                          0.00               0.00              0.00
    (10) Pay to Hedging Counterparty [4.3 d iv J]                                    0.00               0.00              0.00
    (11) Class C Accelerated Principal Payment [4.3 d iv K]                          0.00               0.00              0.00

         Subtotal

Distributions to Noteholders                                                 3,915,277.27       5,934,941.36      6,753,280.85

Ending Balance

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                               October 1997

Prior Month's Series ADCB Reconciliation                                    Series 1996-1      Series 1996-2      Series 1996-3
----------------------------------------                                    -------------      --------------     --------------
    Previous Period Current Month Series ADCB                               65,054,439.25      110,905,588.31     136,718,334.38
    Less: Previous Period's Prepayments                                        587,278.48          961,968.32       1,151,599.37
    Less: Previous Period's Defaults                                           391,472.13          636,852.94         777,082.00

    Prior Month Series ADCB (reported this period)                          64,075,688.64      109,306,767.05     134,789,653.01

Class A Interest Schedule                                                   Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                                                   -------------      --------------     --------------
    Opening Class A Principal Balance                                       57,186,881.66       98,414,675.73     121,869,534.47
    Class A Interest Rate                                                           6.79%               6.87%              6.24%
    30/360* Class A Interest Rate                                                   0.57%               0.57%              0.52%
    Current Class A Interest Distribution                                      323,582.44          563,424.02         633,721.58
    Prior Class A Interest Arrearage                                                 0.00                0.00               0.00

    Class A Interest Due                                                       323,582.44          563,424.02         633,721.58

Class A Principal Schedule                                                  Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class A Principal Balance                                       57,186,881.66       98,414,675.73     121,869,534.47
    Prior Months Series ADCB                                                64,075,688.64      109,306,767.05     134,789,653.01
    Current Months Series ADCB                                              61,885,933.54      106,178,139.21     131,398,234.55
                                                                            -------------      --------------     --------------
                                                  Difference                 2,189,755.10        3,128,627.84       3,391,418.46
                                                  Class A Share                    92.00%              92.00%             92.00%
                                                  Scheduled Principal Due    2,014,574.69        2,878,337.61       3,120,104.98

    Current Prepayments                                                      1,002,384.02        1,566,002.84       1,903,473.96
    Current Defaults                                                           351,965.55          600,823.57         740,847.59

                                                  Class A Total Due          3,368,924.26        5,045,164.02       5,764,426.53

    Prior Class A Arrearage                                                          0.00                0.00               0.00

    Class A Principal Due                                                    3,368,924.26        5,045,164.02       5,764,426.53

    Class A Principal Distribution                                           3,368,924.26        5,045,164.02       5,764,426.53

    Current Class A Arrearage                                                        0.00                0.00               0.00

    Interim Class A Principal Balance after Current Distribution            53,817,957.40       93,369,511.71     116,105,107.94

    Accelerated Class A Distribution Amount                                          0.00                0.00               0.00

    Ending Class A Principal Balance after Current Distribution             53,817,957.40       93,369,511.71     116,105,107.94

Class B Interest Schedule                                                   Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------

    Opening Class B Principal Balance                                        3,444,403.34        5,446,045.59       6,460,059.28
    Class B Interest Rate                                                           7.53%               7.54%              6.91%
    30/360*Class B Interest Rate                                                    0.63%               0.63%              0.58%
    Current Class B Interest Distribution                                       21,613.63           34,219.32          37,199.17
    Prior Class B Interest Arrearage                                                 0.00                0.00               0.00

    Class B Interest Due                                                        21,613.63           34,219.32          37,199.07

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules

                                                                                                                October 1997
Class B Principal Schedule                                                  Series 1996-1      Series 1996-2      Series 1996-3
--------------------------                                                  -------------      --------------     --------------
    Opening Class B Principal Balance                                         3,44,403.34        5,446,045.59       6,460,059.28
    Prior Months Series ADCB                                                64,075,688.64      109,306,767.05     134,789,653.01
    Current Months Series ADCB                                              61,885,933.54      106,178,139.21     131,398,234.55
                                                                            -------------      --------------     --------------
                                                  Difference                 2,189,755.10        3,128,627.84       3,391,418.46
                                                  Class B Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       87,590.20          125,145.11         135,656.74

    Current Prepayments                                                              0.00                0.00               0.00
    Current Defaults                                                                 0.00                0.00               0.00

                                                  Class B Total Due             87,590.20          125,145.11         135,656.74

    Prior Class B Arrearage                                                          0.00                0.00               0.00

    Class B Principal Due                                                       87,590.20          125,145.11         135,656.74
    Class B Principal Distribution                                              87,590.20          125,145.11         135,656.74

    Current Class B Arrearage                                                        0.00                0.00               0.00

    Interim Class B Principal Balance after Current Disbribution             3,356,813.14        5,320,900.48       6,324,402.54

    Accelerated Class B Distribution Amount                                          0.00                0.00               0.00

    Ending Class B Principal Balance after Current Distribution              3,356,813.14        5,320,900.48       6,324,402.54

Class C Interest Schedule
-------------------------
    Opening Class C Principal Balance                                        3,444,403.34        5,446,045.59       6,460,059.28
    Class C Interest Rate                                                           9.05%               9.22%              8.66%
    30/360*Class C Interest Rate                                                    0.75%               0.77%              0.72%
    Current Class C Interest Distribution                                       25,976.54           41,843.78          46,620.09
    Prior Class C Interest Arrearage                                                 0.00                0.00               0.00
    Class C Default Rate                                                           10.05%              10.22%              9.66%
    30/360*Class C Interest Default Rate                                            0.84%               0.85%              0.81%
    Interest on Interest Arrearage                                                   0.00                0.00               0.00

    Class C Interest Due                                                        25,976.54           41,843.78          46,620.09

    Class C Interest Paid                                                       25,976.54           41,843.78          46,620.09
    Class C Interest Arrearage                                                       0.00                0.00               0.00

Class C Principal Schedule
--------------------------
    Opening Class C Principal Balance                                        3,444,403.34        5,446,045.59       6,460,059.28
    Prior Months Series ADCB                                                64,075,688.64      109,306,767.05     134,789,653.01
    Current Months Series ADCB                                              61,885,933.54      106,178,139.21     131,398,234.55
                                                                            -------------      --------------     --------------
                                                  Difference                 2,189,755.10        3,128,627.84       3,391,418.46
                                                  Class C Share                     4.00%               4.00%              4.00%
                                                  Scheduled Principal Due       87,590.20          125,145.11         135,656.74

    Prior Class C Arrearage                                                          0.00                0.00               0.00

    Class C Principal Due                                                       87,590.20          125,145.11         135,656.74

    Class C Principal Distribution                                              87,590.20          125,145.11         135,656.74

    Current Class C Arrearage                                                        0.00                0.00               0.00

    Interim Class C Principal Balance after Current Disbribution             3,356,813.14        5,320,900.48       6,324,402.54

    Accelerated Class C Distribution Amount                                          0.00                0.00               0.00

    Ending Class C Principal Balance after Current Distribution              3,356,813.14        5,320,900.48       6,324,402.54

Newcourt Receivables Asset Trust
Monthly Servicer Certificate--Schedules



Servicing Fee Schedule
----------------------
    Contract Pool ADCB                                  308,172,108.70
    Servicing Rate                                               0.60%
    Monthly Servicing Rate                                       0.05%
    Prior Servicing Fee Arrearage                                0.00
    Current Servicer Fee                                   154,086.05
    Servicer Fee Due                                       154,086.05
    Current Servicing Fee Arrearage                              0.00


Reserve Account Schedule                               Reserve Account      Series 1996-1      Series 1996-2      Series 1996-3
-------------------------                              ---------------      -------------      --------------     --------------
    Prior Month Balance                                   3,081,721.09
    Series ADCB                                         293,296,809.77
    Required Balance (Series ADCB* 1.00%)                 2,932,968.10
    Current Period Draw on Reserve                                0.00
    Required Deposits to Reserve Account                                             0.00                0.00               0.00
    Actual Deposit to Reserve Account                                                0.00                0.00               0.00
    Newcourt Advance Released from Reserve Account         (148,752.99)
    Ending Reserve Account Balance                        2,932,968.10
                                                        ---------------
Cash Collateral Account Schedule
--------------------------------

    Prior Month Balance                                   1,357,635.39
    Required Balance                                      1,311,452.41
    Withdraw from Cash Collateral Account                   (46,182.98)

                                                               October 1997

Newcourt Receivables Asset Trust
Monthly Servicer Certificate - Restricting Events

Restricting Event Calculations


   (1)  Event of Default under the Servicing Agreement (Yes/No)      no

        (a) ADCB Delinquencies
            3 Months Rolling Avg. ADCB                           307,728,719

            Delinquency Ratio                                          0.75%

            Maximum Delinquency Ratio                                  2.00%

        (b) Annualized ADCB Defaulted Contracts Ratio                  0.44%

            Maximum Default Ratio                                      1.00%

        (c) Reserve plus APB Subordination                            no

        (d) Restricting Event under any Indenture                     no


Portfolio Performance Tests

                                               1 month prior  2 months prior  3 months prior  4 months prior  5 months prior
                                      Current     (yes/no)       (yes/no)       (yes/no)       (yes/no)       (yes/no)
                 Event of Default:      no          no             no             no             no             no



                                                                 Monthly      Weighted
Delinquencies                     Delinquencies     ADCB      Delinquency      Average
                                  -------------     ----      -------------   ---------
              0    2 months prior    2,441,176   321,717,238      0.76%         0.26%
                   1 month prior     2,300,515   308,172,109      0.75%         0.25%
                   Current           2,204,397   293,296,810      0.75%         0.24%
                                                                  -----         -----
                                                                  0.75%         0.75%

                                    Delinquency Ratio:            0.75%
                                    Maximum Delinquenciy Ratio:   2.00%


                                                               Monthly
Charge-Offs                         Charge-Offs     ADCB       Defaults
              0                     -----------     ----       --------
                   5 months prior     117,851    374,812,233     0.03%
                   4 months prior     160,559    359,377,972     0.04%
                   3 months prior     161,819    340,012,742     0.05%
                   2 months prior     106,478    321,717,238     0.03%
                   1 months prior     120,593    308,172,109     0.04%
                   Current             69,074    293,296,810     0.02%
                                      -------  -------------    -----
                                      736,374  1,997,389,094     0.04%

                   Average ADCB                              332,898,182
                   Annualized Maximum Charge-Off Ratio:            1.00%
                                                                   -----
                   1% of Average ADCB                          3,328,982
                   Sum of Charge-Offs *2                       1,472,748
                   Annualized Charge-Off Ratio:                    0.44%

Series 1996-1 Enhancement Floor
             0
                   Enhancement Floor                           2,925,889

                   Amounts on deposit in Reserve Account       2,932,968
                   Series Allocation Percentage                   21.23%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                          6,713,627
                                                               ---------
                                                               7,336,250

Series 1996-2 Enhancement Floor
             0
                   Enhancement Floor                           4,152,983

                   Amounts on deposit in the Reserve Account   2,932,968
                   Series Allocation Percentage                   34.22%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                         10,641,801
                                                               ---------
                                                              11,645,363

Series 1996-3 Enhancement Floor
             0
                   Enhancement Floor                           4,602,054

                   Amounts on deposit in the Reserve Account   2,932,968
                   Series Allocation Percentage                   44.55%
                   ADCB less Aggregate Principal Amount
                     of Class A Notes                         12,648,805
                                                              ----------
                                                              13,955,588

Newcourt Receivables Asset Trust                                October 1997
Monthly Servicer Certificate - Certificate Schedules


CERTIFICATE FACTORS

                                           Series 1996-1  Series 1996-2 Series 1996-3

                                  CUSIP#     #65118YAA5     #65118YAD9    #65118YAG2
         Class A
         --------
  Current A Balance                          53,817,957      93,369,512   116,105,108
  Initial A Balance                         119,656,814     169,810,862   188,172,873

  Certificate Factor:                       0.449769266     0.549844165   0.617012995
  Principal Factor (per thousand):         28.154888530    29.710490572  30.633674440
  Interest Factor (per thousand):           2.704254185     3.317950411   3.367762685

                                  CUSIP#     #65118YAB3     #651184AE7    #65118YAH0
         Class B
         --------

  Current B Balance                           3,356,813     5,320,900     6,324,403
  Initial B Balance                           5,202,470     7,383,081     8,181,429


  Certificate Factor:                       0.645234502    0.720688356   0.771019303
  Principal Factor (per thousand):         16.836272002   16.950255672  16.581056928
  Interest Factor (per thousand):           4.154493923    4.634829303   4.546781497


                                  CUSIP#     #65118YAC1     #651184AF4    #65118YAJ6
         Class C
         --------

  Current C Balance                           3,356,813     5,320,900     6,324,403
  Initial C Balance                           5,202,470     7,383,081     8,181,429


  Certificate Factor:                       0.645234502    0.720688356   0.773019303
  Principal Factor (per thousand):         16.836272002   16.950255672  16.581056928
  Interest Factor (per thousand):           4.993116731    5.667522840   5.698282048


DELINQUENCIES

                                                      Monthly
                       Delinquencies     ADCB      Delinquencies
                       -------------     ----      -------------
  Current              278,642,437    293,296,810     95.00%
  31-60 Days Past Due   12,449,976    293,296,810      4.24%
  61-90 Days Past Due    2,204,397    293,296,810      0.75%
